Exhibit 99.1

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Annual Portfolio Overview

2013

Table of Contents

Introduction to Annual Portfolio Overview	1

Investments Following the Quarter	1

Disposition During the Quarter	2

Dispositions Following the Quarter	2

Portfolio Overview	3

10% Status Report	7

Revolving Line of Credit	7

Performance Analysis	8

Transactions with Related Parties	10

Financial Statements	12

Forward Looking Statements	17

Additional Information	17

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

As of June 5, 2014

Introduction to Annual Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2013.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with its initial offering on May 18, 2009 through the closing of the offering on May 18, 2011. During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets. Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments Following the Quarter

The Fund made the following investments after the quarter ended December 31, 2013:

Blackhawk Mining, LLC
Investment Date:	3/4/2014	Collateral:	Mining equipment acquired for $25,359,000.
Structure:	Lease
Expiration Date:	2/28/2018
Purchase Price:	$25,359,000
The Fund's Investment:	$2,690,000

Siva Global Ships Limited
Investment Dates:	3/28/2014 4/8/2014	Collateral:	Two liquefied petroleum gas tanker vessels acquired for $41,600,000.
Structure:	Lease
Expiration Dates:	3/28/2022 4/8/2022
Purchase Price:	$41,600,000
The Fund's Investment:	$979,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended December 31, 2013:

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Disposition Date:	10/4/2013
The Fund's Investment:	$8,700,000
Total Proceeds Received:	$9,577,000

Dispositions Following the Quarter

The Fund made the following dispositions after the quarter ended December 31, 2013:

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Disposition Date:	1/31/2014
The Fund's Investment:	$9,000,000
Total Proceeds Received:	$13,100,000

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Dates:	2/28/2014 5/30/2014
The Fund's Investment:	$12,951,000
Total Proceeds Received:	$16,822,000

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tanker vessels.
Disposition Dates:	4/11/2014 5/20/2014
The Fund's Investment:	$3,848,000
Total Proceeds Received:	$N/A*
* On April 11, 2014 and May 20, 2014, the Eagle Otome and Eagle Subaru were sold for $7,395,355 and $7,426,925 respectively, resulting in a gain on sale.  As originally contemplated, all proceeds from the sale of the two vessels were used to repay indebtedness incurred in connection with the Fund’s investment in ICON AET Holdings Inc., which also includes two Very Large Crude Carriers currently on charter with AET Inc.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions Following the Quarter (continued)

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two aframax tanker vessels.
Disposition Date:	4/15/2014
The Fund's Investment:	$14,400,000
Total Proceeds Received:	$22,962,000

Western Drilling Inc.
Structure:	Loan	Collateral:	Oil and drilling rigs.
Disposition Date:	5/30/2014
The Fund's Investment:	$9,465,000
Total Proceeds Received:	$7,896,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Disposition Date:	6/6/2014
The Fund's Investment:	$3,420,000
Total Proceeds Received:	$4,391,000

Portfolio Overview

As of December 31, 2013, our portfolio consisted of the following investments:

Geden Holdings Limited
Structure:	Lease	Collateral:	A crude oil tanker and two supramax bulk carrier vessels.
Expiration Dates:	6/21/2016 9/30/2017

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	5/31/2015

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Dates:	11/30/2016 4/30/2017

Western Drilling Inc.
Structure:	Loan	Collateral:	Oil and drilling rigs.
Maturity Date:	8/1/2016

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers and two Very Large Crude Carriers.
Expiration Dates:	3/29/2014 3/29/2021

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Maturity Date:	8/1/2014

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Dates:	7/31/2014 9/30/2014

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Dates:	2/28/2014 6/30/2014

Heniff Transportation Systems, LLC
Structure:	Loan	Collateral:	Tractors, stainless steel tank trailers and related equipment.
Maturity Date:	8/31/2016

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/3/2018

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Maturity Date:	10/1/2017

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Maturity Date:	7/1/2017

SAExploration Holdings, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Maturity Dates:	7/28/2016 9/14/2016

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.
Maturity Date:	10/1/2018

10% Status Report

As of December 31, 2013, the crude oil tanker bareboat chartered to Geden Holdings Limited and the two very large crude carriers bareboat chartered to AET, Inc. Limited were the investments in equipment that individually constituted at least 10% of the aggregate purchase price of our investment portfolio. All three of the vessels are scheduled to remain on bareboat charter during the 2014 calendar year.

As of December 31, 2013 the crude oil tanker had twenty-nine monthly payments remaining, while the bareboat charters for the two very large crude carriers had eighty-six monthly payments remaining. To the best of our Investment Manager’s knowledge, each vessel remains seaworthy, is maintained in accordance with commercial marine standards and applicable laws and regulations of the governing shipping registry as required under each bareboat charter.

Revolving Line of Credit

On May 10, 2011, we entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $15,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility was extended through March 31, 2015.  The interest rate on general advances under the Facility is CB&T’s prime rate.  We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the current LIBOR plus 2.5% per year.  In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At December 31, 2013, there were no obligations outstanding under the Facility.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis

Capital Invested as of December 31, 2013	$288,537,329
Leverage Ratio	1.05:1*
% of Receivables Collected in the Quarter Ended December 31, 2013	94.41%**

*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of June 5, 2014. The uncollected receivables relate to our investment with Western Drilling Inc.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:
Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
Cash Available from Business Operations
for the Period January 1, 2013 to December 31, 2013

Cash Balance at January 1, 2013	$18,719,517
Cash Balance at December 31, 2013	$9,526,625
Net Change in Cash		$(9,192,892)
Add Back:
Distributions Paid to Partners from January 1, 2013 through December 31, 2013		$20,914,793
Investments made during the period
Investments in notes receivable	$16,640,437
Investments in joint ventures	$7,977,988
		$24,618,425

Cash available from Business Operations (CABO)		$36,340,326	(1)

(1) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to these parties.  ICON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests are sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay or paid our Investment Manager (i) a management fee of 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2013 through December 31, 2013 we paid our Investment Manager aggregate acquisition fees in the amount of approximately $1,550,000. In connection with the investments made for the period January 1, 2014 through March 31, 2014 we paid our Investment Manager aggregate acquisition fees in the amount of approximately $225,000.

Our General Partner also has a 1% interest in our profit, losses, cash distributions and liquidation proceeds. We paid distributions to our General Partner of $209,148, $209,155 and $191,790 for the years ended December 31, 2013, 2012 and 2011, respectively. Additionally, our General Partner’s interest in our net income for the years ended December 31, 2013, 2012 and 2011 was $129,477, $127,585 and $13,878, respectively.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

				Years Ended December 31,
Entity	Capacity	Description		2013	2012	2011
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements	(1)	$-	$-	$273,438
ICON Securities, LLC	Dealer-manager	Dealer-manager fees	(2)	-	-	1,877,234
ICON Capital, LLC	Investment Manager	Acquisition fees	(3)	1,550,049	3,951,374	9,030,609
ICON Capital, LLC	Investment Manager	Management fees	(4)	1,908,614	3,205,434	1,943,217
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements	(4)	2,393,312	4,029,397	5,241,199
				$5,851,975	$11,186,205	$18,365,697

(1) Amount capitalized and amortized to partners' equity.
(2) Amount charged directly to partners' equity.
(3) Amount capitalized and amortized to operations.
(4) Amount charged directly to operations.

At December 31, 2013 and 2012, we had a net payable of $522,643 and $28,617, respectively, due to our General Partner and its affiliates that primarily consisted of administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	December 31,
	2013	2012
Assets

Cash and cash equivalents	$9,526,625	$18,719,517
Restricted cash	10,860,964	6,838,606
Net investment in finance leases	133,799,368	140,272,169
Leased equipment at cost (less accumulated depreciation
of $44,364,515 and $28,994,563, respectively)	146,570,694	161,940,646
Net investment in notes receivable	89,430,862	90,285,675
Note receivable from joint venture	2,575,278	2,442,457
Investment in joint ventures	10,680,776	5,568,255
Other assets	6,833,329	7,010,832
Total assets	$410,277,896	$433,078,157
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$185,275,365	$200,660,283
Derivative financial instruments	6,281,705	11,395,234
Deferred revenue	3,253,862	3,396,115
Due to General Partner and affiliates, net	522,643	28,617
Accrued expenses and other liabilities	14,559,645	11,528,886
Total liabilities	209,893,220	227,009,135

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	186,487,068	194,412,829
General Partner	(439,185)	(359,514)
Total partners' equity	186,047,883	194,053,315
Noncontrolling interests	14,336,793	12,015,707
Total equity	200,384,676	206,069,022
Total liabilities and equity	$410,277,896	$433,078,157

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations
	Years Ended December 31,
	2013	2012	2011
Revenue:
Finance income	$19,694,870	$27,572,861	$19,785,844
Rental income	28,846,398	31,089,039	25,458,743
Income (loss) from investment in joint ventures	1,393,023	(18,175)	1,353,427
Other income	299,600	99,019	199,099
Total revenue	50,233,891	58,742,744	46,797,113
Expenses:
Management fees	1,908,614	3,205,434	1,943,217
Administrative expense reimbursements	2,393,312	4,029,397	5,241,199
General and administrative	2,693,471	2,244,418	3,393,938
Credit loss	3,430,882	2,636,066	620,000
Depreciation	15,369,952	17,069,071	14,185,603
Interest	10,591,319	11,353,724	9,128,786
(Gain) loss on derivative financial instruments	(1,521,687)	4,478,985	12,557,138
Total expenses	34,865,863	45,017,095	47,069,881
Net income (loss)	15,368,028	13,725,649	(272,768)
Less: net income (loss) attributable to noncontrolling interests	2,420,327	967,193	(1,660,570)
Net income attributable to Fund Fourteen	$12,947,701	$12,758,456	$1,387,802

Net income attributable to Fund Fourteen allocable to:
Limited partners	$12,818,224	$12,630,871	$1,373,924
General Partner	129,477	127,585	13,878
	$12,947,701	$12,758,456	$1,387,802

Weighted average number of limited partnership interests outstanding	258,812	258,829	243,491
Net income attributable to Fund Fourteen per weighted average limited partnership interest outstanding	$49.53	$48.80	$5.64

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership	Limited	General	Total Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2010	192,774	$161,777,674	$(100,032)	$161,677,642	$787,101	$162,464,743

Net income (loss)	-	1,373,924	13,878	1,387,802	(1,660,570)	(272,768)
Repurchase of limited
partnership interests	(65)	(53,498)	-	(53,498)	-	(53,498)
Proceeds from sale of limited
partnership interests	66,123	65,673,533	-	65,673,533	-	65,673,533
Sales and offering expenses	-	(7,291,595)	-	(7,291,595)	-	(7,291,595)
Distributions	-	(18,987,222)	(191,790)	(19,179,012)	(6,046,713)	(25,225,725)
Investment by noncontrolling interests	-	-	-	-	20,316,111	20,316,111
Exchange of noncontrolling
interests in joint venture	-	-	-	-	(1,734,169)	(1,734,169)
Balance, December 31, 2011	258,832	202,492,816	(277,944)	202,214,872	11,661,760	213,876,632

Net income	-	12,630,871	127,585	12,758,456	967,193	13,725,649
Repurchase of limited
partnership interests	(5)	(4,486)	-	(4,486)	-	(4,486)
Distributions	-	(20,706,372)	(209,155)	(20,915,527)	(750,746)	(21,666,273)
Investment by noncontrolling interests	-	-	-	-	2,683,745	2,683,745
Exchange of noncontrolling
interests in joint venture	-	-	-	-	(2,546,245)	(2,546,245)
Balance, December 31, 2012	258,827	194,412,829	(359,514)	194,053,315	12,015,707	206,069,022

Net income	-	12,818,224	129,477	12,947,701	2,420,327	15,368,028
Repurchase of limited
partnership interests	(55)	(38,340)	-	(38,340)	-	(38,340)
Distributions	-	(20,705,645)	(209,148)	(20,914,793)	(99,241)	(21,014,034)
Balance, December 31, 2013	258,772	$186,487,068	$(439,185)	$186,047,883	$14,336,793	$200,384,676

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2013	2012	2011
Cash flows from operating activities:
Net income (loss)	$15,368,028	$13,725,649	$(272,768)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Finance income, net of costs and fees	(1,468,870)	(477,426)	840,302
(Income) loss from investment in joint ventures	(1,393,023)	18,175	(1,353,427)
Depreciation	15,369,952	17,069,071	14,185,603
Credit loss	3,430,882	2,636,066	620,000
Interest expense from amortization of debt financing costs	858,340	975,887	729,195
Interest expense, other	407,403	385,349	235,870
Other income	-	(17,544)	(10,577)
(Gain) loss on derivative financial instruments	(5,120,897)	731,806	10,619,755
Changes in operating assets and liabilities:
Restricted cash	(4,022,358)	(4,338,606)	(2,500,000)
Other assets, net	(780,503)	(1,879,630)	642,319
Accrued expenses and other liabilities	2,623,356	1,724,637	347,991
Deferred revenue	(142,253)	199,370	2,193,998
Due to General Partner and affiliates	494,026	(369,849)	(299,286)
Distributions from joint ventures	1,084,088	-	1,374,091
Net cash provided by operating activities	26,708,171	30,382,955	27,353,066
Cash flows from investing activities:
Proceeds from sale of equipment	641,942	2,043,031	-
Purchase of equipment	-	-	(79,564,939)
Principal received on finance leases	5,334,418	5,836,609	6,790,895
Investment in joint ventures	(7,977,988)	(4,797,315)	(1,050,000)
Distributions received from joint ventures in excess of profits	3,174,402	240,221	3,817,746
Investment in notes receivable	(16,640,437)	(64,095,652)	(33,157,413)
Principal received on notes receivable	16,003,892	39,698,516	6,824,124
Investment in note receivable from joint venture	-	-	(2,800,000)
Net cash provided by (used in) investing activities	536,229	(21,074,590)	(99,139,587)
Cash flows from financing activities:
Proceeds from non-recourse long-term debt	5,850,000	-	22,000,000
Repayment of non-recourse long-term debt	(21,234,918)	(20,385,343)	(15,597,082)
Proceeds from revolving line of credit, recourse	10,500,000	-	-
Repayment of revolving line of credit, recourse	(10,500,000)	-	-
Debt financing costs	-	-	(4,420,000)
Sale of limited partnership interests	-	-	65,673,533
Sales and offering expenses paid	-	-	(6,166,877)
Deferred charges	-	-	(273,438)
Investment by noncontrolling interests	-	2,683,745	20,316,111
Distributions to noncontrolling interests	(99,241)	(750,746)	(6,046,713)
Distributions to partners	(20,914,793)	(20,915,527)	(19,179,012)
Repurchase of limited partnership interests	(38,340)	(4,486)	(53,498)
Net cash (used in) provided by financing activities	(36,437,292)	(39,372,357)	56,253,024
Net (decrease) increase in cash and cash equivalents	(9,192,892)	(30,063,992)	(15,533,497)
Cash and cash equivalents, beginning of year	18,719,517	48,783,509	64,317,006
Cash and cash equivalents, end of year	$9,526,625	$18,719,517	$48,783,509

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (continued)

	Years Ended December 31,
	2013	2012	2011
Supplemental disclosure of cash flow information:
Cash paid for interest	$10,086,182	$11,814,779	$9,888,212
Supplemental disclosure of non-cash investing and financing activities:
Organizational and offering expenses charged to equity	$-	$-	$1,124,718
Exchange of noncontrolling interest in investment in joint ventures for net investment in notes receivable	$-	$-	$10,450,296
Exchange of net investment in finance lease for noncontrolling interest in investment in joint venture	$-	$-	$1,774,724
Exchange of net investment in note receivable for noncontrolling interest in investment in joint venture	$-	$2,546,245	$-
Equipment purchased with non-recourse long-term debt paid directly by lender	$-	$-	$172,000,000
Equipment purchased with subordinated financing provided by seller	$-	$-	$9,000,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.